                                     VITECH
VA

                              VITECH AMERICA, INC.

               INCORPORATE UNDER THE LAWS OF THE STATE OF FLORIDA



 ---------------                                              ---------------
|               |                                            |               |
|               |                                            |               |
|               |                                            |               |
 ---------------                                              ---------------
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                             CUSIP 928489 10 3

THIS CERTIFIES THAT


IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK NO PAR VALUE OF


     ======================== VITECH AMERICA, INC. ========================


transferable on the books of the corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal and facsimile signatures of its duly authorized officers.


Dated:


                              VITECH AMERICA, INC.
                                    CORPORATE
                                      SEAL
                                      1993
                                     FLORIDA
/s/                                                   /s/
---------------------------                           ------------------------
       SECRETARY                                             PRESIDENT

                              VITECH AMERICA, INC.

         The Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, preferences, limitations, and relative rights of the shares of each class of series of capital stock authorized to be issued; (b) the variations in its relative rights, preferences and limitations between the shares of each such series; and ( c) the authority of the Board of Directors to fix and determine variations for future series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -     as tenants in common                      UNIF GIFT MIN - ACT________Custodian________
TEN ENT  -     as tenants by the entireties                                  (Cust)           (Minor)
JT TEN   -     as joint tenants with right of                   under Uniform Gifts to Minors
                  survivorship and not as tenants               Act
                  in common                                                        (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------
|                                      |
|                                      |
|                                      |
 --------------------------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------
 the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.




Dated
     -----------------------



                                      -----------------------------------------
                                      NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST  CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR,    WITHOUT    ALTERATION   OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



-------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR  INSTITUTION
(BANKS,  STOCKBROKERS,   SAVINGS  AND
LOAN  ASSOCIATIONS  AND CREDIT UNIONS
WITH   MEMBERSHIP   IN  AN   APPROVED
SIGNATURE     GUARANTEE     MEDALLION
PROGRAM),  PURSUANT  TO  S.E.C.  RULE
17Ad-15.